COMMITMENTS AND CONTINGENT LIABILITIES	12 Months Ended
Dec. 31, 2016
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENT LIABILITIES
NOTE 7:-	COMMITMENTS AND CONTINGENT LIABILITIES

a.	Lease commitments:

The Company and its Subsidiaries rent their facilities under various operating lease agreements, which expire through 2021. In addition the Company leases certain motor vehicles under certain car operating lease agreement. The minimum rental payments under operating leases as of December 31, 2016, are as follows:

Rental of premises

2017	7,347
2018	5,348
2019	4,581
2020	4,317
2021	585

22,178

The Company leases motor vehicles under cancelable operating lease agreements. The Company has an option to be released from this agreement, which may result in penalties in a maximum amount of $ 171 as of December 31, 2016.

Total rent expenses for the years ended December 31, 2014, 2015 and 2016 were $ 4,616, $ 6,242 and $ 6,719, respectively.

Total motor vehicle lease expenses for the years ended December 31, 2014, 2015 and 2016 were $ 484, $ 650 and $ 798, respectively.

b.	Pledges:

The Company has pledged bank deposits in the amount of $ 721, in connection with an office lease agreement, credit cards and hedging transactions.

c.	Legal contingencies:

The Company is currently not involved in any claims or legal proceedings. The Company reviews the status of each legal matter it is involved in, from time to time, in the ordinary course of business and assesses its potential financial exposure. If the potential loss from any claim or legal proceeding is considered probable and the amount can be reasonably estimated, the Company accrues a liability for the estimated loss. These accruals are reviewed at least quarterly and adjusted to reflect the impact of negotiations, settlements, rulings, advice of legal counsel and other information and events pertaining to a particular matter.